UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 10, 2024, Gevo, Inc., a Delaware corporation (the “Company”) and its wholly owned subsidiaries Richardton CCS, LLC, a Delaware limited liability company (“R-CCS”), and Net-Zero Richardton, LLC, a Delaware limited liability company (“NZ-R”, and together with R-CCS, the “Buyers”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Red Trail Energy, LLC, a North Dakota limited liability company (“Seller”). Pursuant to the Purchase Agreement, and subject to the terms and conditions thereof, Buyers will acquire substantially all of the assets, and assume certain liabilities, of Seller on the terms set forth therein (the “Transaction”). The purchase price is $210,000,000, subject to customary adjustments, including a working capital adjustment (the “Purchase Price”). It is expected that the Purchase Price will be funded by a mixture of Company cash on hand and additional debt financing to be obtained prior to closing. The Transaction is expected to close in the first quarter of 2025, subject to (i) the approval of the Transaction by holders of a majority of the Seller’s outstanding Class A Membership Units, (ii) regulatory approvals under the Hart-Scott-Rodino Antitrust Improvements Act, (iii) the procurement of debt financing by the Company and Buyers on terms satisfactory to the Company and Buyers and (iv) other closing conditions. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

In connection with the Purchase Agreement, the Company and Seller entered into an escrow agreement pursuant to which the Company (i) has deposited $10,000,000 in earnest money, which will applied against the Purchase Price, (ii) will deposit $1,260,000 of the Purchase Price at closing for the purposes of securing the post-closing indemnification obligations of Seller, and (iii) will deposit $5,000,000 of the Purchase Price at closing for purposes of securing any Purchase Price adjustments. In addition, Buyers will obtain a representation and warranty insurance policy to provide coverage for certain breaches of representations and warranties of the Sellers, which coverage is subject to certain exclusions, deductibles and other terms and conditions as set forth in the policy.

Each of the Company, Buyers and Seller have made customary representations and warranties and covenants in the Purchase Agreement, including covenants to use their respective reasonable best efforts to affect the Transaction. In addition, the Seller has agreed to other customary covenants, including, among others, covenants to conduct its business in the ordinary course during the interim period between the execution of the Purchase Agreement and the closing of the Transaction.

The Purchase Agreement, the Transaction and the other transactions contemplated by the Purchase Agreement have been unanimously approved by the Board of Directors of the Company. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Seller. In particular, the representations and warranties contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement as of specific dates and may have been qualified by certain disclosure schedules delivered with the Purchase Agreement that are not filed publicly and employ a contractual standard of materiality different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and should not be relied upon as disclosure of factual information relating to the Company or Seller. The Company does not believe that these schedules contain information that is material to an investment decision. The Purchase Agreement is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 12, 2024, the Company announced the execution of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

On September 12, 2024, the Company will hold a conference call with analysts and investors regarding the transactions contemplated by the Purchase Agreement. The materials furnished as Exhibit 99.2 are incorporated by reference herein and will be presented during such conference call.

The information in Item 7.01 of this report (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, the failure to obtain required regulatory approvals for the proposed transaction, the failure to obtain financing for the purchase price or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the risk that the Purchase Agreement may be terminated in circumstances requiring the Company to forfeit the earnest money; (3) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the proposed transaction on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction, including the upfront and ongoing costs of any financing obtained for the transaction; (7) the risk that the Company’s stock price may decline significantly as a result of the announcement of the proposed transaction or if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and/or its directors, executive officers or other related persons; and (9) other factors that could affect the Company’s business.

These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated as of September 10, 2024, by and among the Company, Buyers, and Seller.
99.1	Press Release, dated September 12, 2024
99.2	Investor Presentation Materials, dated September 12, 2024
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: September 12, 2024	By:	/s/ E. Cabell Massey
E. Cabell Massey
Vice President, Legal and Corporate Secretary